UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): April 17, 2002


                    FISHER SCIENTIFIC INTERNATIONAL INC.
           (Exact name of registrant as specified in its charter)

                                  Delaware
               (State or other jurisdiction of incorporation)


       1-10920                                           02-0451017
 (Commission File No.)                       (IRS Employer Identification No.)


One Liberty Lane, Hampton, New Hampshire                           03842
(Address of principal executive offices)                        (Zip Code)


     Registrant's telephone number, including area code: (603) 926-5911


                               Not Applicable
       (Former name or former address, if changed since last report)



Item 5.  Other Events.

         Fisher Scientific International Inc. (the "Company") issued a press release announcing the offering of $150 million principal amount 8 1/8% senior subordinated notes due 2012 in a private offering pursuant to Rule 144A of the Securities Act of 1933, and outside the United States pursuant to Regulation S under the Securities Act. A copy of the press release is filed as an exhibit hereto and is incorporated as a reference herein.


Item 7.  Financial Statements and Exhibits.

         (c) The following document is filed as an exhibit hereto:

             99.1   Press Release issued by the Company, dated April 17, 2002.


                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FISHER SCIENTIFIC INTERNATIONAL INC.


                                          By:  /s/ Kevin P. Clark
                                               ------------------------------
                                               Name:  Kevin P. Clark
                                               Title: Vice President and
                                                      Chief Financial Officer


Date:  April  23, 2002


EXHIBIT INDEX


     Designation               Description

        99.1        Press Release issued by the Company, dated April 17, 2002.